SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                       Securities Exchange Act of 1934
                          [Amendment No. _________]

Filed by the Registrant _X_

Filed by a Party other than the Registrant ___

Check the appropriate box:

_X_  Preliminary Proxy Statement
___ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
___  Definitive Proxy Statement
___  Definitive Additional Materials
___  Soliciting Material Pursuant to Section 240.14a-11(c) or
     Section 240.14a-12



                          U S AMATEUR SPORTS, INC.
                (Name of Registrant as Specified in Its Charter)



                          U S AMATEUR SPORTS, INC.
                   (Name of Person(s) Filing Proxy Statement)

                            U S AMATEUR SPORTS, INC.
                         8125 Monetary Drive, Suite H4
                         Riviera Beach, Florida  33404
                              (561) 622-4395


                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD OCTOBER 29, 1998



TO THE SHAREHOLDERS OF U S AMATEUR SPORTS, INC.:

     NOTICE HEREBY IS GIVEN that the Annual Meeting of Shareholders of U S Amateur, Inc., a Florida corporation (the "Company"), will be held at 8125 Monetary Drive, Suite H4, Riviera Beach, Florida 33404, on Thursday, October 29, 1998, at 4:00 p.m., Eastern Time, and at any and all adjournments thereof, for the purpose of considering and acting upon the following matters.

     1. Approval of the election of Guy Lindley as a Director of the Company to serve until the next Annual Meeting of Shareholders and until his successor have been duly elected and qualified;

     2. Approval of the audited report for the year ended may 31, 1998, prepared by the independent accountants of the Company, Hafer & Gilmer, and to approve the retaining of Hafer & Gilmer to prepare the audited annual financial statements for the Company for the current year to be ended May 31, 1999; and

     4. The transaction of such other business as may properly come before the meeting or any adjournment thereof.

     Only holders of the no par value common stock of the Company of record at the close of business on July 31, 1998, will be entitled to notice of and to vote at the Meeting or at any adjournment or adjournments thereof. The proxies are being solicited by the Board of Directors of the Company.

     All shareholders, whether or not they expect to attend the Annual Meeting of Shareholders in person, are urged to sign and date the enclosed Proxy and return it promptly in the enclosed postage-paid envelope which requires no additional postage if mailed in the United States. The giving of a proxy will not affect your right to vote in person if you attend the Meeting.

BY ORDER OF THE BOARD OF DIRECTORS


                                       DAVID J. PANAIA, PRESIDENT
Riviera Beach, Florida
September 11, 1998

                            U S AMATEUR SPORTS, INC.
                         8125 Monetary Drive, Suite H4
                         Riviera Beach, Florida  33404
                              (561) 622-4395


                               PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD OCTOBER 29, 1998



Item 1.  Date, Time and Place Information.

     (a) The next annual meeting of the shareholders is scheduled for October 29, 1998, at 4:00 p.m., at the offices of the Company, 8125 Monetary Drive, Suite H4, Riviera Beach, Florida 33404.

     (b) The approximate date on which the proxy statement and form of proxy are first sent or given to security holders is September 11, 1998.

     (c)  All shareholders must take the actions by the following dates:

          (1) On or before September 29, 1998, is the deadline for submitting shareholder proposals for inclusion in the Company's proxy statement and form of proxy for the Company's next annual meeting, with any proposal, including any accompanying supporting statement, which may not exceed 500 words; and

          (2) After September 29, 1998, any shareholder proposal submitted is considered untimely, as calculated in the manner as provided by SEC Rule 14a-8(e).


Item 2.  Revocability of Proxy.

     The proxies submitted herein shall become irrevocable.


Item 3.  Dissenters' Rights of Appraisal.

     Those issues to come before the shareholders are not subject to any rights of dissenters pursuant to Florida law.


Item 4.  Persons Making the Solicitation.

     (a) (1) Solicitations made herein are made by the Company. The Company has not been informed by any director in writing that he intends to oppose any actions intended to be taken by the Company.

          (2) No solicitations are to be made by any persons other than the Company.

          (3) The total amount is currently estimated to be $650.00 which will be spent as the total expenditures to date for, the furtherance of, or in connection with, the solicitation of shareholders.

          (4)  The cost of the solicitation will be borne by the Company.

     (b) (1) The solicitation is to be made by the officers and directors of the Company and shall be performed by mailing proxies to the security holders.

          (2) The following agents of the Company have been employed to solicit shareholders: David J. Panaia, Gerald V. Bergman and Thomas J. Thomas. None of these agents are receiving any additional compensation for the solicitation to the shareholders.


Item 5.  Interest of Certain Persons in Matters to be Acted Upon.

     The shareholders are being solicited only to elect one director and to approve the audited report of the Company's independent auditors. This meeting will involve the election of one of the company's directors, a position currently held by Rene LaCasse, whose term expires on the date of the 1998 shareholders meeting. Guy Lindley will be nominated for election for this open position on the Board of Directors. The remaining directors are Thomas J. Thomas and Jack Enterline, whose terms expire on the date of the 1999 annual shareholders meeting, and David J. Panaia and Gerald V. Bergman, whose terms expire on the date of the 2000 annual shareholders meeting. The term of the director to be elected at the above 1998 annual meeting of the shareholders will expire on the date of the 2001 annual shareholders meeting. The Company has the following officers and directors as of May 31, 1998, with changes noted through the date of the meeting, with the officers and other directors whose terms have not expired indicated:

                                                  First           Term of
Name                 Age  Position With Company   Appointed       Office
----                 ---  ---------------------   ---------       -------

David J. Panaia      59   Chief Executive         June 18, 1994    (1),(2),(3)
                          Officer, President
                          and a Director

Gerald V. Bergman    51   Treasurer and a         June 26, 1995    (1),(2),(3)
                          Director

Thomas J. Thomas     48   Secretary and a         June 26, 1995    (1),(2)
                          Director

Rene LaCasse         64   Director                January 5, 1996  (2)

Jack Enterline       55   Director                January 5, 1996  (2)

----------------------

(1)  Officers serve at the pleasure of the Company's Board of Directors.

(2) Directors are elected to serve terms as designated above. (See Item 5.) The company currently intends to hold its next annual meeting during October 1998.

(3) Gerald V. Bergman tendered his resignation as Treasurer of the Company, effective May 31, 1998, in order to pursue other business interests. He retains his position as a member of the Board of Directors. Effective June 1, 1998, Mr. Panaia assumed the position of Treasurer.

     The Company's Board of Directors sets corporate policies which are implemented by the Company's management. In the event that the Company's Board of Directors determines that a member faces a conflict of interest, for any reason, it is expected that the subject director will abstain from voting on the matter which raised the issue.


Item 6.  Voting Securities and Principal Holders Thereof.

     (a) The Company has one class of common stock, of which 50,000,000 shares of common stock are currently authorized and 11,892,600 shares were outstanding on July 31, 1998. Therefore, the total number of votes is 11,892,600.

     (b) The record date for shareholders is July 31, 1998, with respect to this solicitation.

     (c) The shareholders shall not have cumulative rights with respect to the election of directors.

     (d) The following persons own more than five percent of the Company's outstanding common stock, including shares held beneficially: David J. Panaia, 19.86%; Gerald V. Bergman, 5.30%; Thomas J. Thomas, 5.55%; Linda C. Bergman, 12.28%, Axis Enterprises, Ltd., 12.61%.

     (e) There has been no change in control of the Company since the beginning of its last fiscal year.


Item 7.  Directors and Executive Officers.

     (a)  Legal Proceedings:

     During the fourth quarter of the fiscal year of the Company ended May 31, 1998, the Company reached an agreement to purchase certain previously leased computer and telephone equipment in connection with a written lease, in which the Company was named in a lawsuit filed by the former owner of the equipment. The resolution of this matter should therefore not have any material adverse effect on the Company or its business prospects.

     The Company is not involved in any other material legal proceedings or litigation and the officers and directors are aware of no other material proceedings or litigation.

     (b) The names and ages of directors of U S Amateur Sports and all persons nominated or chosen to become directors along with all other positions and offices with U S Amateur Sports held by such persons together with the terms as director are set forth in Item 5 above. There are no arrangements outstanding between any of the above persons and the Company pursuant to which they were or are to be selected as director or nominee.

     (c) During the fourth quarter of the Company's fiscal year, Gerald V. Bergman tendered his resignation as Treasurer and Chief Financial Officer of the Company, effective May 31, 1998, in order to pursue other business interests. He retains his position as a member of the Board of Directors. Effective June 1, 1998, Mr. Panaia assumed the position of Treasurer, and the position of Chief Financial Officer was assumed by Guy T. Lindley.

     (d) The following is a list of the names, ages and business resumes of all the executive officers of the Company and all persons who are chosen to become officers, indicated by positions and offices held by each person, filed by the term as such officer, and there are no arrangements or understandings between him or any other person pursuant to which he was or is to be selected as an officer. None of the officers are related. The business experience of each officer/director follows the list:

                                                  First           Term of
Name                 Age  Position With Company   Appointed       Office
----                 ---  ---------------------   ---------       -------

David J. Panaia      59   Chief Executive         June 18, 1994   (1), (2)
                          Officer, President,
                          Treasurer and
                          Director

Gerald V. Bergman    51   Director               June 26, 1995     (1),(2)

Thomas J. Thomas     48   Secretary and          June 26, 1995     (1),(2)
                          Director

Rene LaCasse         64   Director               January 5, 1996   (2)

Jack Enterline       55   Director               January 5, 1996   (2)

Guy Lindley          51   Chief Financial        June 1, 1998      (1)
                          Officer
--------------------

(1)  Officers serve at the pleasure of the Company's Board of Directors.

(2) Each of these Directors was appointed to serve until the next annual meeting of shareholders. The company currently intends to hold its next annual meeting during October 1998.


    David J. Panaia, President, Chief Executive Officer and Director, is the founder of the Company and has served as Director and President since the Company was incorporated in June 1994. Mr. Panaia previously founded several other businesses, including Gold Cross Ambulance Service, Inc. and Gold Cross Medical Services, Inc., and acquired several other companies which were consolidated into Gold Cross, Inc., which provided ground and air ambulance service, medical services, equipment and supplies. After operating for over twenty years, Gold Cross was sold in 1982. Mr. Panaia then founded Biomedics Corporation, a durable medical equipment dealer, which he operated until its sale in 1988. Both corporations were privately owned. Since 1988, he has served as a political and small business marketing consultant through his own
firm, Sunpoint Industries, Inc.   Sunpoint offered political consulting
services to political candidates and medical equipment businesses located in the United States. He served on the Board of Directors of two private schools. Mr. Panaia is past President and current Treasurer of the Palm Beach Gardens Youth Athletic Association and has served as President of the Palm Beach Gardens Little League for several years. Mr. Panaia has attended various sports conventions and seminars and has been a member of the Sportsplex Owners and Directors Association (SODA). He concentrates full time on his duties as the President of the Company.

     Gerald V. Bergman served as Treasurer and Director of the Company since June 1994. Effective May 31, 1998, Mr. Bergman resigned from his position as Treasurer in order to pursue other business interests. He continues to serve as a Director of the Company. A CPA, Mr. Bergman joined Price Waterhouse & Co. in 1975 where he was an audit manager. In 1980 he was appointed Director of Corporate Planning and Analysis of the Red Lobster division of General Mills. In 1984 through 1985 he served as Vice President and Controller of J.L. Mason, Inc., a homebuilder. Mr. Bergman then became the Chief Financial and Administrative Officer and a Director of Overseas Service Corporation, an international manufacturers representative. He left Overseas Service Corporation in May 1992 to form DBS Associates, a business consulting firm that replaced a third party rendering financial and administrative services to Overseas Service Corporation. DBS Associates became an inactive corporation in 1995 in order to allow Mr. Bergman to serve full-time as Treasurer of the Company. Mr. Bergman has extensive experience in support of community and high school sports programs as a fund raiser and coach.

     Thomas J. Thomas has served as Secretary and Director of the Company since June 1994. Mr. Thomas is an attorney who has been a member of the Florida Bar Association since 1982. He practices in the areas of business and corporate law, business and individual income tax planning, estate planning, probate, qualified pension and deferred compensation, corporate and partnership law, and trust drafting and administration. He is admitted to practice before the United States Tax Court and Court of Claims. He serves part time as needed in his duties as Secretary of the Company.

     Jack Enterline has served as a Director of the Company since December 1995. Mr. Enterline is an engineer with special training in cryogenics and vacuum technology, and additional training in corporate and business management. In 1968, Mr. Enterline joined Grumman Aircraft Engineering Corporation, located at the John F. Kennedy Space Center, as Project Lead Engineer on the launch team in support of the Apollo Lunar Landing Space Craft. In 1973, Mr. Enterline founded World Energy Inc., a private corporation which provided consulting services for in situ technology, primarily coal gasification, and for which he served as President and Director. In 1975, he founded Precision Metal Services, Inc. ("PMS"), an independent engineering firm and fabricator of weldments and structural steel, where he served as President and Director from 1975 until its dissolution in 1981. In 1980, he founded Cryomed Corporation, a privately-held company engaged in the business of manufacturing and distributing home health care liquid oxygen systems utilizing cryogenics and vacuum technology, where he served as Chairman of the Board of Directors, President and Chief Executive Officer from August, 1980 to January, 1981 when the business was merged into Cryo2 Corporation. Mr. Enterline then continued to serve as President, Chief Executive Officer and a Director of Cryo2 Corporation (which was engaged in the same business as Cryomed Corporation) from January, 1981 to December, 1988 when the company's assets were purchased by CMT Corporation. In 1989 Mr. Enterline cofounded Perry Oxygen Systems, Inc. (another privately-held company engaged in the business of manufacturing and distributing home healthcare liquid oxygen systems utilizing cryogenics and vacuum technology), and served as its President and a Director until August 1, 1992, when the company's assets were purchased by Mobilite Corporation (a wholly-owned subsidiary of Invacare Corporation), for which Mr. Enterline served as liquid oxygen program manager and engineer from August, 1992 until December, 1993. In 1994, he founded Trek Designs, Inc., a private consulting corporation with specialties in engineering, finance and corporate management, and currently serves as its President. Mr. Enterline is married to Karen Enterline, a 2.10 % shareholder of the Company.

     Rene LaCasse has served as a Director of the Company since December 1995. Mr. LaCasse is the founder of Micro Tool Engineering, Inc. located in Riviera Beach, Florida and has served as its Chairman of the Board, President and Chief Executive Officer since its inception. Since 1968 Mr. LaCasse has owned and operated this tool and die production facility. Mr. LaCasse has an extensive background in tooling, plant management, and mechanical engineering. Mr. LaCasse is also the founder, developer and General Manager of Performance Paintball Products, Inc. located in Riviera Beach, Florida and formed in July 1995.

     Guy T. Lindley, at age 51, joins the Company as Chief Financial Officer with extensive experience in the management of corporate financial matters, a career interest that he developed after receiving his diploma as an MD. From 1975 to 1985 he managed the financial affairs of Fabritek/PBTI Group, a company that engaged in the development and marketing of operating room infection control systems. In 1985 Mr. Lindley joined Medical Care Development Corporation and Doctors Healthcare Group. There he managed all financial affairs of various subsidiaries and served as the business manager for one of the first public physician venture groups in partnership with a public foundation-controlled hospital. From 1989 to 1992, and again from 1994 to 1998, he supervised all corporate finance activities for the Wellman Family Group of Companies, a privately-owned holding company with a public subsidiary, IASG. Wellman Group subsidiaries are engaged in aircraft support and include a certified flag carrier for air transport. From 1992 to 1994, he managed the financial affairs of Sun Express Group, a public air transport management company that formed a joint venture leading to the development of Conquest Sun Airlines, subsequently known as Airtran and purchased by Valujet. Mr. Lindley will serve full time as the Chief Financial Officer of the Company.

     Other directorships held by any such officer or person nominated to
become a director with a publicly registered company are as follows:   Guy
Lindley, director and President of Sun Express Group, Inc. (dormant).

     No officers or directors have a petition for federal bankruptcy laws or state insolvency laws, or were convicted in any criminal proceeding (excluding traffic violations and other minor violations) or was subject to any order, judgment or decree not subsequently reversed, suspended or vacated of any court temporarily enjoining him or otherwise limiting the following activities: acting as futures commissions brokers or an investment adviser, underwriter broker or dealer in securities, engaging in any type of business practice or engaging in any act in connection with any activity with the purchase or sale of any security or commodity in connection with any violation of federal or state securities laws or federal commodities laws. No officers or directors are subject to any order or decree not subsequently suspended or were found to have violated any federal or state securities law.

     The following officers and directors constitute control persons:

                                       Number of       % of Class
                                       Shares          11,892,600
     Name and Address                  Owned           Shares
     ----------------                  ---------       ----------

     David J. Panaia                   2,362,400         19.86
     10 Wyndham Lane
     Palm Beach Gardens, FL

     Gerald V. Bergman                   630,000          5.30
     10692 Hidden Lake Circle
     Palm Beach Gardens, FL

     Thomas J. Thomas                    660,000          5.55
     3844 Dogwood Circle
     Palm Beach Gardens, FL

     Jack J. Enterline                       -0-           -0-
     P.O. Box 12788
     Fort Pierce, FL

     Derek D. Panaia                     400,000          3.36
     8617 Marlamoor Lane
     West Palm Beach, FL


     Regarding certain relationships and related transactions, the following constitute persons who have since the beginning of the registrant's fiscal year or any currently proposed transaction, or a series of similar transactions to which the Company was or is a party, in an amount which involved exceeds $60,000 and any of which of the following persons had or will have a direct material interest naming such person, and indicating his relationship to the registrant, the nature of this person's interest in the transaction, the amounts of the transaction and where practicable the amounts of the transactions of any director or any executive officer of the registrant or any member of the immediate family of the foregoing person: None.

     The following persons are indebted to the Company or its subsidiaries at any time since the beginning of its last fiscal year in an amount exceeding $60,000: None.

     Business relationships with related parties are as follows:

     The Company's counsel, attorney Thomas J. Thomas, has provided legal services to the Company, including, but not limited to, legal advice on this Offering, formation of the Company, acquisition of certain assets and legal advice to the Company in general. Mr. Thomas is a Director, Secretary of the Company and the owner of 660,000 shares of the Company's Common Stock which were issued in exchange for legal services rendered. Mr. Thomas has also been reimbursed for various expenses incurred on behalf of the Company.

     Rene LaCasse, a director of the Company, is President, Director and stockholder of Micro Tool Engineering Inc. which has a manufacturing agreement with the Company. The terms of the agreement provide that the Company must reimburse Micro Tool for its services on a cost plus 15% basis. Billing is net 30 days. Management believes that this arrangement has been beneficial in the development phases, but the agreement will be terminated after transition to in-house production of certain of the Company's paintball products.

     On January 10, 1998, the Company's Board of Directors approved an agreement with Axis Enterprises, Ltd., a Bahamian corporation of Nassau, Bahamas, to retain Axis for a period of three years to provide certain financing, marketing and management services in support of the Company's subsidiary, USA Performance Products, Inc. In exchange for performance of these services, Axis was granted 1,500,000 shares of common stock. Services commenced on April 8, 1998.

     Derek D. Panaia, son of David J. Panaia, CEO of the Company, was retained as a consultant to provide management oversight of USA Performance Products. In connection with this agreement, Derek Panaia was granted 400,000 shares of common stock in return for his services.

     On February 27, 1998, the Company acquired certain assets of Amateur Athletes of America, Inc. in a tax-free exchange of assets for stock. The Company acquired all rights to the ProCard and ComCard plus certain Internet-based sports equipment exchange concepts in exchange for one million shares of common stock. The ProCard and ComCard are prepaid telephone cards with unique emergency medical features which are marketed through youth athletic organizations. A portion of the stock was used for payment of a note held by Amateur Athletes of America. Amateur Athletes of America, Inc. was a private corporation owned by Linda C. Bergman, wife of Gerald V. Bergman, former Treasurer and a member of the Company's Board of Directors.

     From time to time, David J. Panaia, President, Director and shareholder of the Company and Gerald V. Bergman, Treasurer, Director and shareholder, have provided bridge financing to the Company. During the years ended May 31, 1998 and 1997, these individuals contributed to capital a total of $0 and $94,350, respectively, which had previously been recorded as loans from stockholders. Of the balance of $101,600 in loans from stockholders as of May 31, 1998, $76,000 was owed to Axis Enterprises, Ltd., $13,000 was owed to David Panaia, and the balance was owed to an unaffiliated stockholder. These loans consist of advances that are unsecured and bear no interest or fixed date of maturity.

     Rene LaCasse and Jack Enterline are each owners of twenty-five percent (25%) of the outstanding stock of Performance Paintball Products, Inc., the company from which US Amateur Sports purchased the tools and dies and technology necessary to produce the Viper M-1 paintball marker.

     Pursuant to the terms of the transaction, the Company issued a promissory note in favor of Performance Paintball Products in the amount of $101,295.
The parties subsequently agreed to cancel this note and replaced it with a new note which had a principal balance remaining of $30,214 at May 31, 1998.
Under the new agreement, monthly payments will continue until the final payment is made on September 21, 1998.

     Except as described above, no director, officer or principal security holder of the Company has or has had a direct or indirect material interest in any transaction to which the Company is or was a party. The Company believes that the terms of each of the transactions described above were no less favorable to the Company than could have been obtained from third parties. In addition, in the future the Company will not enter into additional transactions with directors, officers or principal shareholders unless the terms thereof are no less favorable to the Company than could be obtained from third parties.

     (e) (1) The following is the Company's standing audit committee of the Board of Directors to retain independent auditors: Jack Enterline and Rene LaCasse.

         (2) The committee will consider nominees for independent auditors recommended by other shareholders by reviewing the recommendations and proposals in reporting their recommendations to the Company's Board of Directors for action.

     (f) The Board of Directors has met ten times during the last full fiscal year. The following incumbent directors attending less than 75% of the meetings of the aggregate are Jack Enterline who attended 50% of the meetings and Rene LaCasse who attended 40% of the meetings.

     (g) No director has resigned or declined to stand for re-election to the Board of Directors.


Item 8.  Compensation of Directors and Executive Officers.

     No compensation, bonus, profit sharing or other compensation plan, contract or arrangement is paid to any director or nominee for director.


Item 9.  Independent Public Accountants.

     (a) The name of the principal accountant is Hafer & Gilmer, 251 Royal Palm Way, Suite 302, Palm Beach, Florida 33480, and it will be recommended to the shareholders for the election, approval and ratification of retaining these accountants for the current year and the past year.

     (b) Hafer & Gilmer also recently completed the financial statements for the year ended May 31, 1998.

     (c) Hafer & Gilmer will have representatives at the meeting to review the current year and for the most recently completed fiscal year, and they will have the opportunity to make a statement if they desire to do so. Such representatives are expected to be available to respond to appropriate questions.

     (d) No independent accountant of the company during the two most recent fiscal years has been changed or has resigned or indicated that it would decline to stand for re-election after completion of the current audit or was dismissed, or has any new independent accountant been engaged by the principal accountant to audit the registrant's financial statements or as an independent accountant on whom the principal accountant has expressed or is expected to express reliance in its report regarding a significant subsidiary.


Item 10.  Compensation Plans.

     No action is to be taken with respect to any plan pursuant to which cash or noncash compensation is to be approved by the shareholders.

Item 11.  Authorization or Issuance of Securities Otherwise Than For Exchange.

     No actions are to be taken with respect to the authorization or issuance of any securities of the Company or for any exchange of the outstanding securities of the Company.


Item 12.  Modification or Exchange of Securities.

     No action is to be taken with respect to the modification of any class of securities of the Company, or the issuance or authorization for issuance of securities of the registrant in exchange for outstanding securities of the registrant.


Item 13.  Financial and Other Information.

     The financial and other information set forth in the SEC Form 10K which accompanies this document, are hereby incorporated by reference.


Item 14.  Mergers, Consolidations, Acquisitions and Similar Matters.

     No action will be taken regarding approval by shareholders involving merger or consolidation of the registrant into or with any other person, the acquisition by the Company of any of its securities, securities of another person, the acquisition by the Company of any other going business or the assets thereof, the sale or any other transfer of a substantial part of the assets of the Company or the liquidation or dissolution of the Company.


Item 15.  Acquisition or Disposition of Property.

     No action is to be submitted to the shareholders with respect to the acquisition or disposition of any property of the Company.


Item 16.  Restatement of Accounts.

     No action is to be taken with respect to the restatement of any asset, capital or surplus account of the Company.


Item 17.  Action With Respect to Reports.

     No action is to be taken with respect to any report of the Company or of its directors, officers or committees or of any minutes of meetings of any shareholders.


Item 18.     Matters Not Required To Be Submitted.

     No actions are to be given to or submitted to a vote of shareholders with respect to any matter which is not required to be submitted to the shareholders.

Item 19.  Amendment of Charter, Bylaws or Other Documents.

     No action is to be taken with respect to any amendment to the Company's Charter, Bylaws or other documents.


Item 20.  Other Proposed Action.

     No other action is to be taken not specifically referred to in this
Schedule 14A.


Item 21.  Voting Procedures.

     The voting procedure required for the election or approval of election of directors is as follows: The Chairman of the meeting will enter the names of the directors to be elected, and will then call for a vote of the shareholders present plus those with proxies. The secretary of the Company will then count the affirmative votes and the negative votes and the resulting votes will be made public to the shareholders attending. Votes will be counted by the secretary during the meeting, including effective abstentions and voter nonvotes under applicable Florida law which are to be treated as a vote neither for nor against the actions to be proposed at the meeting.



                                        DAVID J. PANAIA, PRESIDENT

Riviera Beach, Florida
September 11, 1998

                                 PROXY

                       U S AMATEUR SPORTS, INC.

                PROXY SOLICITED BY THE BOARD OF DIRECTORS


     The undersigned stockholder of U S Amateur Sports, Inc. ("USSP") hereby irrevocably appoints David J. Panaia, Gerald V. Bergman and Thomas J. Thomas, and any of them, the lawful attorneys and proxies of the undersigned, with several powers of substitution, to vote all shares of Common Stock of USSP which the undersigned is entitled to vote at the Annual Meeting of the Stockholders to be held on October 29, 1998, and at any and all adjournments thereof:

     1.  Approval of the election of Guy Lindley as director of USSP.

                   FOR ___   AGAINST ___   ABSTAIN ___
                   THE BOARD OF DIRECTORS RECOMMENDS A
                              VOTE FOR.

     2. Approval of the audited report for the year ended May 31, 1998, prepared by the independent accountants of the Company, Hafer & Gilmer, and to approve the retaining of Hafer & Gilmer to prepare the audited annual financial statements for the Company for the current year to be ended May 31, 1999.

                  FOR ___   AGAINST ___   ABSTAIN ___
                  THE BOARD OF DIRECTORS RECOMMENDS A
                             VOTE FOR.

     3. IN THEIR DISCRETION ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.


Shares represented by all properly executed proxies will be voted in accordance with instructions appearing on the proxy. IN THE ABSENCE OF SPECIFIC INSTRUCTIONS, PROXIES WILL BE VOTED FOR APPROVAL OF THE ELECTION OF GUY LINDLEY AS A DIRECTOR, THE RETENTION OF HAFER & GILMER AS THE COMPANY'S INDEPENDENT AUDITORS AND IN THE DISCRETION OF THE PROXY HOLDERS AS TO ANY OTHER MATTERS.


                                           Dated ____________________, 1998


                         ___________________________________
                         Signature

                         ___________________________________
                         Signature

                         (Please sign as name(s) appear(s)
                         on the stock certificate.  If joint
                         account, both owners should sign.)